Broadstone Real Estate Access Fund

Supplement dated February 10, 2020
to the Prospectus dated February 3, 2020

Effective immediately, Benefit Street Partners L.L.C. (“BSP”) replaces Broadstone Asset Management, LLC (“BAM”) as the investment adviser to Broadstone Real Estate Access Fund (the “Fund”).

The Fund’s prior investment adviser, BAM, served in such capacity since inception of the Fund, pursuant to the advisory agreement it had with the Fund (the “Prior Advisory Agreement”). On February 7, 2020, BSP and Broadstone Real Estate, LLC, the managing member and sole shareholder of BAM (“Broadstone Real Estate”) entered into an asset purchase agreement pursuant to which BSP acquired certain assets from Broadstone Real Estate, including assets related to BAM’s business of providing investment management services to the Fund (the “Transaction”). In order to allow for an orderly transition from BAM to BSP, BAM resigned as adviser to the Fund on February 7, 2020 in advance of the reorganization of Broadstone Real Estate and its affiliated entities that resulted in a change of control in BAM. The change of control of BAM would have caused an “assignment,” as that term is used in the Investment Company Act of 1940, as amended, of the Prior Advisory Agreement, and thus its automatic termination.

At an in-person meeting of the Board of Trustees (the “Board”) held on December 23, 2019, the Board approved, subject to shareholder approval, an advisory agreement between BSP and the Fund and a sub-advisory agreement between BSP and Heitman Real Estate Securities, LLC (“Heitman”). The Board also approved an interim advisory agreement with BSP and interim sub-advisory agreement between BSP and Heitman, both to take effect upon the close of the Transaction. The Board appointed a new Trustee to the Board and elected a new Chief Financial Officer, Chief Executive Officer and Secretary of the Fund, effective upon the close of the Transaction. Effective February 7, 2020, the holders of a majority of the Fund’s outstanding voting securities as of December 31, 2019 approved, by written consent, the advisory agreement with BSP, the sub-advisory agreement with Heitman, and the election of a new Trustee.

No shareholder action is requested. Shareholders of record as of December 31, 2019 will receive an Information Statement with more details regarding the advisory agreement with BSP, the sub-advisory agreement between BSP and Heitman, and the new Trustee.

This Supplement, dated February 10, 2020, and the Prospectus and Statement of Additional Information dated February 3, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 833-280-4479.

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